UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to Section 240.14a-12

AQR Funds

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AQR FUNDS

AQR DIVERSIFIED ARBITRAGE FUND

AQR GLOBAL EQUITY FUND

AQR INTERNATIONAL EQUITY FUND

AQR INTERNATIONAL MOMENTUM FUND

AQR MANAGED FUTURES STRATEGY FUND

AQR MOMENTUM FUND

AQR RISK PARITY FUND

AQR SMALL CAP MOMENTUM FUND

Two Greenwich Plaza, Third Floor

Greenwich, CT 06830

June 10, 2011

Dear Shareholder:

A special meeting (the “Meeting”) of the shareholders of the AQR Diversified Arbitrage Fund, AQR Global Equity Fund, AQR International Equity Fund, AQR International Momentum Fund, AQR Managed Futures Strategy Fund, AQR Momentum Fund, AQR Risk Parity Fund and AQR Small Cap Momentum Fund (each, a “Fund,” and together, the “Funds”), each a series of AQR Funds (the “Trust”), will be held at the offices of AQR Capital Management, LLC, Two Greenwich Plaza, 3rd Floor, Greenwich, Connecticut on Monday, August 1, 2011, at 9:00 a.m. (Eastern time) to vote on the proposal described in the enclosed proxy statement.

As discussed in more detail in the enclosed proxy statement, you are being asked to vote on the election of four nominees to the Board of Trustees of the Trust to serve until their successors are elected and qualify, and act on any other business properly brought before the Meeting.

If the proposal is approved, the nominees will assume their positions as Trustees of the Trust immediately following the Meeting on August 1, 2011.

The Board of Trustees of the Trust unanimously recommends that you vote FOR the proposal.

You are cordially invited to attend the Meeting. Shareholders of record who do not expect to vote in person at the Meeting are requested to complete, date and sign the form of proxy, if received by mail, and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, and otherwise authorize the persons named as proxy holders in the enclosed proxy to act on your behalf at the Meeting, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Trust.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Broadridge Financial Solutions, Inc. at 1-877-826-0869 during its business hours: Monday through Friday 9:30 a.m. to 9:00 p.m. and Saturday 10:00 a.m. to 6:00 p.m. Eastern Time.

Sincerely,

/s/ Marco Hanig
Marco Hanig President of the Trust

Questions and Answers for Shareholders

Although we recommend that you read the complete proxy statement for a detailed explanation of the items you are being asked to vote on, for your convenience, we have provided a brief overview of the items to be voted on at the special meeting of shareholders (the “Meeting”) of the AQR Diversified Arbitrage Fund, AQR Global Equity Fund, AQR International Equity Fund, AQR International Momentum Fund, AQR Managed Futures Strategy Fund, AQR Momentum Fund, AQR Risk Parity Fund and AQR Small Cap Momentum Fund (each, a “Fund,” and together, the “Funds”), each a series of AQR Funds (the “Trust”), an open-end management investment company organized as a Delaware statutory trust.

Q. What am I being asked to vote on in this proxy statement?

A. You are being asked to vote on one proposal:

1.	To elect four nominees to the Board of Trustees (the “Board” or “Board of Trustees”) of the Trust.

The Board of Trustees has unanimously approved, and recommends that you approve, the proposal at the Meeting.

Q. Why am I being asked to vote on the Trustee nominations for my Fund?

A. The Board decided to expand in order to gain additional skill sets. As a result, Section 16(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), which regulates investment companies like your Fund, requires a shareholder vote to elect additional Trustees if less than two-thirds of the Trustees then holding office were elected to such office by the holders of the outstanding voting securities of the company. Three of the four current Trustees were elected by shareholders. With the planned resignation of one of the Trustees that was elected by shareholders, the Funds are required to obtain shareholder approval to replace him.

Q. Who are the nominees to serve as Trustees?

A. There are four nominees. The nominees for election to the Board of Trustees are Messrs. William L. Atwell, Gregg D. Behrens, David G. Kabiller and Brian S. Posner. None of the nominees, except Mr. Kabiller, currently serves on the Board of Trustees.

Q. What is the required vote needed to elect each Trustee?

A. Election of each Trustee requires a plurality of the votes cast at the Meeting by the shareholders of the Funds. Shareholders of the Funds vote together as a single class.

Q. Has the Board approved the proposal?

A. Yes. The Board of Trustees of the Trust, three of the four of whom are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the Fund (the “Disinterested Trustees”), has unanimously approved the proposal. After careful consideration, the Board of Trustees unanimously recommends that you vote FOR the proposal being presented to shareholders at the Meeting.

Q. Who is entitled to vote on the election of Trustees?

A. All Fund shareholders of record as of the close of business on May 20, 2011 are eligible to vote on the election of Trustees and are urged to do so.

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Q. What will happen if shareholders do not approve the proposal?

A. If the proposal is not approved by shareholders of the Funds, the Board will take such action as it deems to be in the best interest of the Funds, including the resolicitation of shareholders.

Q. I only have a few shares. Why should I bother to vote?

A. Each vote makes a difference. Your vote is needed to help ensure that the proposal can be acted upon. Voting promptly is also important. If we do not receive enough votes, we will have to re-solicit shareholders, which can be time consuming and may delay the Meeting. We encourage all shareholders to participate in the governance of the Trust.

Q. Is the Trust paying for preparation, printing and mailing of these proxy materials?

A. Yes, each Fund will bear its pro rata share of the expenses of preparation, printing and mailing of the enclosed proxy card, the accompanying notice and proxy statement.

Q. Whom do I call if I have questions?

A. If you need any assistance, or have any questions regarding the proposal or how to cast your vote, please call our proxy solicitor, Broadridge Financial Solutions, Inc. at 1-877-826-0869 during its business hours: Monday through Friday 9:30 a.m. to 9:00 p.m. and Saturday 10:00 a.m. to 6:00 p.m. Eastern Time.

Q. How do I vote my shares?

A. For your convenience, there are several ways you can vote:

•

By Mail: You may vote by completing the enclosed proxy card by dating, signing and returning it in the postage paid envelope. Please note that if you sign and date the proxy card but give no voting instructions, your shares will be voted “FOR” the proposal described above.

•	By Telephone: You may vote by telephone by calling the number on your proxy card. To vote in this manner, you will need the “control” number that appears on your proxy card.

•

Via the Internet: You may vote via the Internet by accessing the website address printed on the enclosed proxy card. To vote in this manner, you will need the “control” number that appears on your proxy card.

•	In Person: Attend the Meeting and vote as described in the proxy statement.

Q. Will anyone contact me?

A. You may receive a call to verify that you received your proxy materials, to answer any questions you may have about the proposal and to encourage you to vote.

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AQR FUNDS

AQR DIVERSIFIED ARBITRAGE FUND

AQR GLOBAL EQUITY FUND

AQR INTERNATIONAL EQUITY FUND

AQR INTERNATIONAL MOMENTUM FUND

AQR MANAGED FUTURES STRATEGY FUND

AQR MOMENTUM FUND

AQR RISK PARITY FUND

AQR SMALL CAP MOMENTUM FUND

Two Greenwich Plaza, Third Floor

Greenwich, CT 06830

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON MONDAY, AUGUST 1, 2011

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Meeting”) of the AQR Diversified Arbitrage Fund, AQR Global Equity Fund, AQR International Equity Fund, AQR International Momentum Fund, AQR Managed Futures Strategy Fund, AQR Momentum Fund, AQR Risk Parity Fund and AQR Small Cap Momentum Fund (each, a “Fund,” and together, the “Funds”), each a series of AQR Funds (the “Trust”), an open-end management investment company organized as a Delaware statutory trust, will be held at the offices of AQR Capital Management, LLC, each Fund’s investment adviser (the “Adviser”), Two Greenwich Plaza, 3rd Floor, Greenwich, Connecticut on Monday, August 1, 2011, at 9:00 a.m. (Eastern time) for the following purposes:

1.	The election of four Trustees to the Board of Trustees of the Trust (the “Board” or “Board of Trustees”) to serve a term of an indefinite duration and until their successors are duly elected and qualify.

2.	The transaction of any other business that may properly be brought before the Meeting or any adjournments or postponements thereof.

The Board of Trustees has fixed the close of business on May 20, 2011 as the record date for the determination of shareholders entitled to notice of and to vote at the Fund’s Meeting or any adjournment or postponement thereof.

You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. You also have the opportunity to provide voting instructions via telephone or the Internet. The Fund encourages shareholders to take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Trustees.

If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Broadridge Financial Solutions, Inc. at 1-877-826-0869 during its business hours: Monday through Friday 9:30 a.m. to 9:00 p.m. Eastern Time and Saturday 10:00 a.m. to 6:00 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on August 1, 2011: This Notice of Special Meeting of Shareholders, the Proxy Statement and the form of proxy cards are available on the Internet at www.aqrfunds.com. On this website, you will be able to access the Notice of Special Meeting of Shareholders, the Proxy Statement, the form of proxy cards and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.

By Order of the Board of Trustees.

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/s/ BRENDAN R. KALB
BRENDAN R. KALB
Secretary of the Trust

Greenwich, Connecticut

Dated: June 10, 2011

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AQR FUNDS

AQR DIVERSIFIED ARBITRAGE FUND

AQR GLOBAL EQUITY FUND

AQR INTERNATIONAL EQUITY FUND

AQR INTERNATIONAL MOMENTUM FUND

AQR MANAGED FUTURES STRATEGY FUND

AQR MOMENTUM FUND

AQR RISK PARITY FUND

AQR SMALL CAP MOMENTUM FUND

SPECIAL MEETING OF SHAREHOLDERS

AUGUST 1, 2011

PROXY STATEMENT

Introduction

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board”) of the AQR Funds (the “Trust”), a Delaware statutory trust and an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), of which each of the AQR Diversified Arbitrage Fund, AQR Global Equity Fund, AQR International Equity Fund, AQR International Momentum Fund, AQR Managed Futures Strategy Fund, AQR Momentum Fund, AQR Risk Parity Fund and AQR Small Cap Momentum Fund (each, a “Fund,” and together, the “Funds”), is a series, to be voted at a special meeting of shareholders of the Funds (the “Meeting”). The Meeting is scheduled to be held at the offices of AQR Capital Management, LLC, each Fund’s investment adviser (the “Adviser”), Two Greenwich Plaza, 3rd Floor, Greenwich, Connecticut on Monday, August 1, 2011, at 9:00 a.m. (Eastern time) to vote on the proposal described in this Proxy Statement. The approximate mailing date of this Proxy Statement is June 10, 2011.

The Board has fixed the close of business on May 20, 2011 as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Shareholders on the Record Date will be entitled to one vote for each share of each class held. As of the Record Date, each Fund had the following number of outstanding shares and net assets:

Fund Name	Shares Outstanding	Net Assets ($)
AQR Diversified Arbitrage Fund	150,421,329.88	1,688,103,964.12
AQR Global Equity Fund	39,117,233.92	457,580,195.77
AQR International Equity Fund	42,596,646.21	483,148,365.46
AQR International Momentum Fund	5,388,674.43	75,743,908.44
AQR Managed Futures Strategy Fund	134,991,888.15	1,342,548,874.31
AQR Momentum Fund	16,536,048.07	250,312,609.01
AQR Risk Parity Fund	9,898,999.34	107,678,269.80
AQR Small Cap Momentum Fund	6,209,653.46	94,827,039.82

Persons who, to the knowledge of the Fund, beneficially own more than five percent of the Fund’s outstanding shares as of May 20, 2011 are listed in Exhibit B under “Share Ownership of Certain Beneficial Owners.”

Even if you plan to attend the Meeting, please sign, date and return the proxy card you receive, or if you provide voting instructions by telephone or over the Internet, please vote on the proposal. If you authorize your proxy by telephone or over the Internet, you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card. This code is designed to confirm your identity, provide access into the voting sites and confirm that your instructions are properly recorded.

All properly executed proxies received prior to the Meeting will be voted at that Meeting. On the matters coming before the Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If you are the record owner of your Fund shares and your proxy is properly executed and returned and no choice is specified, the shares will be voted FOR the election of each nominee as a Trustee. Shareholders who execute a proxy may revoke that proxy at any time before the proxy is voted by filing with their Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person. If your shares are held by your broker or dealer, you must provide voting instructions to such broker or dealer in order to vote your shares.

Photographic identification will be required for admission to the Meeting.

Each Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the AQR Funds at P.O. Box 2248, Denver, Colorado, 80201-2248, or by calling toll free at (866) 290-2688.

Copies of annual and semi-annual reports of each Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at www.sec.gov.

Please note that only one annual or semi-annual report or Proxy Statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact their Fund at the address and phone number set forth above.

YOUR VOTE IS IMPORTANT

To avoid the unnecessary expense of further solicitation, we urge you to indicate voting instructions on the enclosed proxy card, and if received by mail, date and sign it and return it promptly in the envelope provided, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the proposal.

BACKGROUND

Description of the proposal

You are being asked to elect four nominees to the Board of Trustees of the Trust (the “Board of Trustees” or the “Board”), three of whom do not currently serve as Trustees. The fourth, Mr. David G. Kabiller, currently serves as a Trustee, but was not elected to his position by the shareholders of the Funds. The qualifications of the nominees are set out below.

PROPOSAL 1. ELECTION OF TRUSTEES

At the Meeting, Trustees of the Trust are to be elected, each to serve for a term of indefinite duration and until his successor is duly elected and qualifies, or until his earlier resignation or removal (as provided in the Trust’s Declaration of Trust) or death. It is the intention of the persons named as proxies in the enclosed proxy to vote the shares covered thereby for the election of the four nominees named below, unless the proxy contains contrary instructions.

The nominees for election to the Board of Trustees are Messrs. William L. Atwell, Gregg D. Behrens, David G. Kabiller and Brian S. Posner. None of these individuals, except Mr. Kabiller, currently serves on the Board of Trustees. Each of the nominees was recommended for nomination by the Nominating and Governance Committee of the Board of Trustees. Each of Messrs. Atwell, Behrens and Posner is not an “interested person” of the Trust (collectively, the “Disinterested Trustees”), as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

Each of the nominees has consented to serve as a Trustee. The Board of Trustees knows of no reason why any of the nominees will be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Trustees may recommend.

Nominees

Basic information concerning the nominees is set forth below. The address of each nominee is Two Greenwich Plaza, Third Floor, Greenwich CT 06830.

Name and Year of Birth	Current Position with the Trust, Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Nominee	Other Present or Past Directorships Held by Nominee (during the past 5 years)

Disinterested Trustee Nominees[2]

William L. Atwell, 1950	N/A	President (International), CIGNA (since 2008) (financial services); Managing Director, Atwell Associates LLC (2006 to 2008) (financial services)	14	USI Holdings Corporation (2006 to 2007)

Gregg D. Behrens, 1952	N/A	Governor, Iowa State University Foundation (since 2004); Executive Vice President, Northern Trust Company (1980	14	None

		to 2009) (financial services)

Brian S. Posner, 1961	N/A	President, Point Rider Group LLC (since 2008) (consulting and advisory services); President and Chief Executive Officer, ClearBridge Advisors LLC (2005-2008) (financial services)	14	Biogen Idec (since 2008); Arch Capital Group (since 2010); RiverPark Funds (since 2010)

Interested Trustee Nominee[3]

David G. Kabiller, 1963	Trustee, since 2010	Founding Principal, AQR Capital Management, LLC (since 1998)	14	N/A

(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or removal as provided in the Trust’s Declaration of Trust. The table shows the time period for which each individual has served as Trustee, if applicable. There is no set term of office for Trustees.

(2)	A Disinterested Trustee is any Trustee that is not an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

(3)	An Interested Trustee is a Trustee that is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Kabiller is an interested person of the Trust because of his position with the Adviser.

Qualifications of Nominees

Each nominee was nominated to join the Board based on a variety of factors, none of which, by itself, was a controlling factor. The Board has concluded, based on each nominee’s experience, qualifications, attributes or skills, on an individual basis and in combination with those of other nominees, that each nominee is qualified to serve as a Trustee of the Trust. Among the attributes common to all the nominees are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, counsel, the independent registered public accounting firm and other service providers, and to exercise effective business judgment in the performance of their duties as Trustees. A nominee’s ability to perform his or her duties effectively may have been attained through the nominee’s business, consulting, public service and/or academic positions, and through experience from service as a Trustee of the Trust, other mutual funds, public companies, non-profit entities or other organizations. Each nominee’s ability to perform his or her duties effectively also has been enhanced by his or her educational background or professional training, and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each nominee.

Disinterested Trustee Nominees

William L. Atwell. Mr. Atwell has 38 years of business experience in financial services. Mr. Atwell was recommended for consideration as a Trustee candidate by the Nominating and Governance Committee and the Disinterested Trustees. In considering whether to nominate Mr. Atwell, the Nominating and Governance Committee and the Board of Trustees took into account Mr. Atwell’s extensive experience in various executive and other positions with CIGNA, Charles Schwab and Citibank. The Nominating and Governance Committee and the Board of Trustees concluded that Mr. Atwell was well-suited and qualified to serve as a Trustee of the Trust.

Gregg D. Behrens. Mr. Behrens has 35 years of business experience in financial services. Mr. Behrens was recommended for consideration as a Trustee candidate by the Nominating and Governance Committee and the

Disinterested Directors. In considering whether to nominate Mr. Behrens, the Nominating and Governance Committee and the Board of Trustees took into account Mr. Behrens’ extensive experience in various executive and other positions with Northern Trust Company, including his executive experience in London and Singapore. The Nominating and Governance Committee and the Board of Trustees concluded that Mr. Behrens was well-suited and qualified to serve as a Trustee of the Trust.

Brian S. Posner. Mr. Posner has 20 years of business experience in financial services. Mr. Posner was recommended for consideration as a Trustee candidate by the Nominating and Governance Committee and the Adviser. In considering whether to nominate Mr. Posner, the Nominating and Governance Committee and the Board of Trustees took into account Mr. Posner’s extensive experience in various executive and other positions with Point Rider Group LLC, ClearBridge Advisors, Hygrove Partners LLC/Hygrove Management LLC, Warburg Pincus Asset Management and Fidelity Management and Research Company. The Nominating and Governance Committee and the Board of Trustees concluded that Mr. Posner was well-suited and qualified to serve as a Trustee of the Trust.

Interested Trustee Nominee

David G. Kabiller. Mr. Kabiller has served as a Trustee of the Trust since 2010. In addition, he has more than 20 years of business and executive experience and is a Founding Principal of the Adviser. He has been with the Adviser since its inception in 1998. Prior to founding the Adviser, Mr. Kabiller was associated with Goldman Sachs & Co. where he served as a Vice President (1987 to 1998).

Specific details regarding each nominee’s principal occupations during the past five years are included in the table above.

Nominee Ownership of Fund Shares

The dollar range of the shares in the Trust beneficially owned by each nominee and the aggregate dollar range of shares beneficially owned by them in the Fund Complex as of December 31, 2010 are set forth below.

Name of Nominee	Dollar Range of Equity Securities in each Fund		Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Nominee in Family of Investment Companies
	Name of Fund	Dollar Range
Disinterested Trustee Nominees
William L. Atwell	None		None

Gregg D. Behrens	None		None

Brian S. Posner	None		None

Interested Trustee Nominee

David G. Kabiller	AQR Global Equity Fund	Over $100,000	Over $100,000

	AQR International Equity Fund	Over $100,000
	AQR Diversified Arbitrage Fund	$10,001-$50,000
	AQR Risk Parity Fund	Over $100,000
	AQR Momentum Fund	Over $100,000
	AQR Small Cap Momentum Fund	Over $100,000
	AQR International Momentum Fund	Over $100,000

Ownership in Certain Entities

The table below shows ownership, beneficially or of record, if any, by each Disinterested Trustee nominee and his/her immediate family members in the Adviser or ALPS Distributors, Inc., the Trust’s principal underwriter (the “Distributor”) or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Adviser or Distributor, as applicable, as of April 30, 2011.

Name of Nominee	Name of Owner and Relationship to Nominee	Name of Company	Title of Class of Security	Value of Securities	Percent of Class
William L. Atwell	N/A	N/A	N/A	$0	N/A

Gregg D. Behrens	N/A	N/A	N/A	$0	N/A

Brian S. Posner	N/A	N/A	N/A	$0	N/A

None of the nominees has purchased or sold securities in an amount exceeding one percent of any class of the Adviser or its subsidiaries since December 31, 2010.

Fund Ownership of the Trustees and Officers

As of May 20, 2011, the Trustees and Officers of the Trust owned an aggregate of:

•	less than 1% of the AQR Global Equity Fund

•	less than 1% of the AQR International Equity Fund

•	less than 1% of the AQR Diversified Arbitrage Fund

•	less than 1% of the AQR Managed Futures Strategy Fund

•	approximately 1.59% of the AQR Risk Parity Fund

•	less than 1% of the AQR Momentum Fund

•	less than 1% of the AQR Small Cap Momentum Fund

•	less than 1% of the AQR International Momentum Fund

The Trustees and Officers of the Trust intend to vote in favor of each nominee.

Compensation of Trustees and Certain Officers

Officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust. The annual retainer paid to Disinterested Trustees prior to September 13, 2010 was $20,000 and the Disinterested Trustees also received a $4,000 per meeting fee for regularly scheduled meetings, plus $1,500 per extraordinary telephonic meeting. Effective March 31, 2010, the Chairman of the Board received an additional $7,500 annual retainer and the Audit Committee Chairman received an additional $2,000 annual retainer. Effective September 13, 2010, the annual retainer paid to Disinterested Trustees is $35,000 and the Disinterested Trustees also will receive a $5,000 per meeting fee for regularly scheduled meetings, plus $2,500 per extraordinary telephonic meeting. Effective September 13, 2010, the Chairman of the Board receives an additional $10,000 annual retainer and the Chairman of the Audit Committee receives an additional $5,000 annual retainer. All Trustees are reimbursed for their travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending Board meetings (these other expenses are subject to Board review to ensure that they are not excessive). The Trust does not pay any pension or retirement benefits.

The table below shows the compensation that was paid to the Disinterested Trustees for the Fund’s fiscal year ended December 31, 2010:

COMPENSATION TABLE

Name of Person, Position	Estimated Annual Benefits upon Retirement	Aggregate Compensation from the Trust
Timothy K. Armour, Disinterested Trustee	None	$48,500
Steven Grenadier, Disinterested Trustee	None	$42,250
L. Joe Moravy, Disinterested Trustee	None	$45,000

Leadership Structure of the Board of Trustees

Overall responsibility for oversight of the Trust and its Funds rests with the Board of Trustees. The Trust, on behalf of the Funds, has engaged the Adviser and for the AQR Diversified Arbitrage Fund, has engaged CNH Partners, LLC (the “Sub-Adviser”), to manage the Fund(s) on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Sub-Adviser and any other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws, the Trust’s Declaration of Trust and By-laws, and each Fund’s investment objectives and strategies. The Board is presently composed of four members, three of whom are Disinterested Trustees. The Board currently conducts regular in-person meetings and holds special telephonic meetings, or informal conference calls, to discuss specific matters that may arise or require action between regular Board meetings. The Disinterested Trustees also meet in executive session, at which no trustees who are interested persons of the Funds are present. The Disinterested Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities. The Board met five times during the 12-months ended December 31, 2010.

The Board has appointed Mr. Armour, a Disinterested Trustee, to serve as Chairman of the Board. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with service providers, including the Adviser, officers, attorneys, and other Trustees generally, between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has established two committees, i.e., Audit Committee and Nominating and Governance Committee (each, a “Committee”) to assist the Board in the oversight and direction of the business and affairs of the Funds, and from to time may establish informal working groups to review and address the policies and practices of the Funds with respect to certain specified matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Funds’ activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations. The Nominating and Governance Committee and the Board as a whole also conduct an annual evaluation of the performance of the Board, including consideration of the effectiveness of the Board’s committee structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

The Funds are subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser, who carries out the Funds’ investment management and business affairs, and also by the AQR Diversified Arbitrage Fund’s Sub-Adviser, and other service providers in connection with the services they provide to the Funds. Each of the Adviser, the Sub-Adviser and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Funds, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, the Adviser, the Sub-Adviser and the Funds’ other service providers (including the Funds’ distributor, servicing agent and transfer agent), the Funds’ Chief Compliance Officer, the independent registered public accounting firm for the Funds, and legal counsel to the Funds. The Board recognizes that it may not be possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees of Board of Trustees

The Board of Trustees currently has two standing committees: (1) an Audit Committee, and (2) a Nominating and Governance Committee. Currently, each Disinterested Trustee serves on each committee. Mr. Kabiller, as an Interested Trustee, is not a member of either committee. Each committee has adopted a written charter setting forth its duties and responsibilities. The Audit Committee met three times and the Nominating and Governance Committee met three times during the 12-months ended December 31, 2010.

Audit Committee. L. Joe Moravy serves as the Chairman of the Audit Committee. The Audit Committee is required to meet at least twice a year and

•	oversees the accounting, auditing and financial reporting processes of each of the Funds;

•	hires (and fires, if needed) the Funds’ independent registered public accounting firm;

•	pre-approves all audit, audit-related and non-audit services to be provided by the independent registered public accounting firm to the Funds and certain Fund affiliates;

•

reviews with the independent registered public accounting firm the proposed scope of, and fees for, their audit, the registered public accounting firm’s independence, and the staffing of the audit team of the Funds;

•

receives and considers a report from the independent registered public accounting firm concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection;

•	considers all critical accounting policies and practices to be used by each of the Funds and any proposed alternative treatments thereof; and

•	investigates any improprieties or suspected improprieties in the operations of each of the Funds.

Nominating and Governance Committee. Steven Grenadier serves as the Chairman of the Nominating and Governance Committee. The Nominating and Governance Committee normally meets once a year and as necessary to address governance issues and:

•	reviews and assesses the adequacy of the Board’s ongoing adherence to industry corporate governance best practices and makes recommendations as to any appropriate changes;

•	reviews and makes recommendations to the Board regarding Trustee compensation and expense reimbursement policies;

•	undertakes periodically to coordinate and facilitate evaluations of the Board and recommend improvements, as appropriate; and

•	meets with the Funds’ management to review reports and other information concerning the status of the Funds’ operations, procedures, and processes.

If there is a vacancy on the Board, the Nominating and Governance Committee will:

•	identify and evaluate potential candidates to fill any such vacancy on the Board;

•	select from among the potential candidates a nominee to be presented to the full Board for its consideration; and

•	recommend to the Board a nominee to fill any such vacancy.

When seeking suggestions for nominees to serve as disinterested trustees, the Nominating and Governance Committee may consider suggestions from anyone it deems appropriate. When seeking to fill a position on the Board previously held by an interested Trustee, the Nominating and Governance Committee will consider the views and recommendations of the Adviser. With respect to diversity, the Nominating and Governance Committee considers whether a candidate’s background, experience and skills will contribute to the diversity of the Board. The Nominating and Governance Committee will not normally consider Trustee nominations submitted by shareholders.

Shareholder Approval

Election of each Trustee requires a plurality of the votes cast at the Meeting by the shareholders of the Funds. Shareholders of the Funds vote together as a single class.

Recommendation of the Board of Trustees:

The Board unanimously recommends that shareholders of the Fund vote “FOR” the election of each nominee as a Trustee of the Trust.

ADDITIONAL INFORMATION

Expenses and Methods of Proxy Solicitation. The Trust will bear the costs of the proxy solicitation and each Fund will bear its pro rata share of the expenses of preparation, printing and mailing of the enclosed proxy card, the accompanying notice and proxy statement.

In order to obtain the necessary quorum and vote at the Meeting, supplementary solicitation may be made by mail, telephone or personal interview by representatives of the Funds, as well as by financial services firms or their representatives, who will receive no extra compensation for their services. If, by the time scheduled for the Meeting, a quorum of shareholders is not present or if a quorum is present but sufficient votes to allow action on the proposal are not received from the shareholders, the chairman of the Meeting or, if a shareholder vote is called, the shareholders who are present at the meetings, may adjourn the Meeting to permit further solicitation of proxies from shareholders. Any Meeting convened on the date it was called may be adjourned without further notice other than announcement at the Meeting for up to 60 days after the original date of the Meeting. The Fund has retained Broadridge Financial Solutions, Inc., located at 51 Mercedes Way, Edgewood, NY 11717-8368, to assist in the solicitation and tabulation of proxies at a cost of approximately $193,000. As stated above, these costs will be borne by the Funds.

Authorizations to execute proxies may be obtained by telephonic transmitted instructions in accordance with procedures designed to authenticate the shareholder’s identity. In all cases where a telephonic proxy is solicited, the shareholder may be asked to provide his or her full name, address, certain other information and the number of shares owned and to confirm that the shareholder has received the Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder’s telephonically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder’s instructions and to provide a telephone number to call immediately if the shareholder’s instructions are not correctly reflected in the confirmation.

Quorum. The presence in person or by proxy of the holders of thirty-three and one-third percent (33 1/3%) of the shares entitled to vote shall constitute a quorum of the Fund. Failure of a quorum to be present at the Meeting will necessitate adjournment. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be treated as shares that are present at the Meeting.

Voting Requirement. All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the votes will be cast “FOR” each nominee and other matters that properly come before the Meeting.

Assuming a quorum is present at the Meeting, approval of each nominee will require the affirmative vote of a plurality of the votes cast at the Meeting by the shareholders of the Funds. Shareholders of the Funds vote together as a single class. The vote for each nominee is on a nominee-by-nominee basis and is not cumulative.

Broker Non-Votes and Abstentions. Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange (“NYSE”), in an election of Trustees of an investment company registered under the 1940 Act a broker member may authorize a proxy without instructions from the customer. Votes that, in accordance with the NYSE rules, are not cast by broker-dealer firms on those non-routine matters because the broker did not receive instructions are called “broker non-votes.” With respect to the proposal to elect the nominees for Trustee, broker non-votes and abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for purposes of determining the presence of a quorum at the Meeting.

If, at the Meeting, a validly executed proxy is submitted by a broker-dealer or record holder and no voting instructions are given, the shareholders represented by the proxy will be present for purposes of obtaining a quorum at the Meeting and the persons named as proxy holders will cast all votes entitled to be cast pursuant to that proxy “FOR” each nominee.

Other Matters. Under Delaware law, if other matters are presented for a vote at the Meeting or any adjournments thereof, the proxy holders will vote the shares represented by properly executed proxies according to their judgment on those matters, acting in the best interests of the Fund.

Fiscal Year. The fiscal year end of the Fund is December 31.

Nominating and Governance Committee Charter. The Nominating and Governance Committee Charter is available in Exhibit A.

Shareholder Servicer. The Trust has entered into a Shareholder Services Agreement with respect to each Class of Shares of each Fund other than the AQR Managed Futures Strategy Fund and the AQR Risk Parity Fund. Effective July 1, 2010, the Trust, on behalf of the AQR Global Equity Fund and AQR International Equity Fund, reduced the Shareholder Services fee for the Class Y Shares to zero. In addition, effective October 1, 2010, the Trust, on behalf of the AQR Diversified Arbitrage Fund, terminated the Shareholder Services Agreement with respect to the Class N and I Shares of the Fund. Under the Shareholder Services Agreement, each Fund pays the Adviser a fee for providing or arranging for the provision of certain services to shareholders of the Fund of up to 0.35%, 0.30%, 0.25% and 0.15%, annually of the Fund’s average daily net assets for Class N shares, Class I Shares, Class Y shares and Class L shares, respectively.

For the fiscal year ended December 31, 2010, the Trust paid the Adviser shareholder service fees, as follows:

	Fees Paid
Funds	After Waivers	Waivers
AQR Global Equity Fund	$ 7,614	$ 447,840
AQR International Equity Fund	$0	$ 644,980
AQR Diversified Arbitrage Fund	$ 947,520	$ 235,386
AQR Momentum Fund	$0	$ 52,283
AQR Small Cap Momentum Fund	$0	$ 21,282
AQR International Momentum Fund	$0	$ 50,316

Security Ownership of Certain Beneficial Owners. The table in Exhibit B lists the persons who owned of record or beneficially 5% or more of the Fund’s/Class’s outstanding shares as of May 20, 2011.

Information about AQR Capital Management, LLC. The Adviser is a Delaware limited liability company formed in 1998. Subject to the overall authority of the Board, the Adviser furnishes continuous investment supervision and management to the Fund and also furnishes office space, equipment, and management personnel. The Adviser’s address is Two Greenwich Plaza, Third Floor, Greenwich, Connecticut 06830.

The Adviser is an investment management firm that employs a disciplined multi-asset, global research process. “AQR” stands for Applied Quantitative Research. Until the launch of the Trust in January 2009, the Adviser’s investment products had been primarily provided through a limited set of collective investment vehicles and separate accounts that utilize all or a subset of the Adviser’s investment strategies. The Adviser also serves as a sub-adviser to several registered investment companies. These investment products range from aggressive, high volatility and market-neutral alternative strategies, to low volatility, more traditional benchmark-driven products. The Adviser and its affiliates had approximately $32.3 billion in assets under management as of December 31, 2010.

Investment decisions are made by the Adviser using a series of global asset allocation, arbitrage, and security selection models, and implemented using proprietary trading and risk-management systems. The Adviser believes that a systematic and disciplined process is essential to achieving long-term success in investment and risk management. The principals of the Adviser have been pursuing the research supporting this approach since the late 1980s, and have been implementing this approach in one form or another since 1993. The research conducted by principals and employees of the Adviser has been published in a variety of professional journals since 1991. Please see the Adviser’s website (www.aqr.com) for additional information regarding the published papers written by the Adviser’s principals and other personnel.

The Adviser’s founding principals, Clifford S. Asness, Ph.D., David G. Kabiller, CFA, Robert J. Krail, and John M. Liew, Ph.D., and several colleagues founded the Adviser in January 1998. Each of the Adviser’s founding principals was formerly at Goldman Sachs, & Co., where Messrs. Asness, Krail, and Liew comprised the senior management of the Quantitative Research Group at Goldman Sachs Asset Management (“GSAM”). At GSAM, the team managed both traditional (managed relative to a benchmark) and non-traditional (managed seeking absolute returns) mandates. The founding principals formed the Adviser to build upon the success achieved at GSAM while enabling key professionals to devote a greater portion of their time to research and investment product development. The Adviser manages assets for institutional investors both in the United States and globally. The Adviser is based in Greenwich, Connecticut and employs approximately 200 people as of the date of this proxy statement.

The Adviser does not provide investment advisory services to registered investment companies with similar investment objectives as the Funds. The name, address and principal occupation of the principal executive officers and directors of the Adviser are listed in Exhibit C.

Trustees and Officers of AQR Funds. The name, address, position, principal occupations during the past five years, number of portfolios in Fund Complex overseen and other directorships held during the past five years of the current Trustees of the Trust other than Mr. Kabiller and the name, address, position and principal occupations during the past five years of the principal executive officers of the Trust are listed in Exhibit D.

Independent Registered Public Accounting Firm. Information related to the Funds’ Independent Registered Public Accounting Firm is set out in Exhibit E.

Administrator, Accounting Agent and Custodian. J.P. Morgan Investor Services Co., located at One Beacon Street, Boston, Massachusetts 02108, currently serves as the administrator and accounting agent of the Funds. JPMorgan Chase Bank, N.A., located at 1 Chase Manhattan Plaza, New York, NY 10005, currently serves as the custodian of the Funds.

Distributor. ALPS Distributors, Inc., located at 1290 Broadway, Suite 1100, Denver, CO 80203, has been retained to serve as the Funds’ distributor.

Transfer Agent. ALPS Fund Services, Inc., located at 1290 Broadway, Suite 1100, Denver, CO 80203, has been retained to serve as the Funds’ transfer agent and dividend disbursing agent.

Shareholder Report Delivery. Each Fund will furnish, without charge, a copy of its most recent Annual Report or Semi-Annual Report to any shareholder upon request. Such requests should be directed to the attention of the Fund at AQR Funds at P.O. Box 2248, Denver, Colorado, or by calling toll free at (866) 290-2688. A copy will also be available on www.aqrfunds.com.

Delivery of Proxy Materials. A single Proxy Statement and Notice of Special Meeting of Shareholders will be delivered to two or more shareholders who share an address, unless a Fund has received contrary instructions from one or more shareholders. Each Fund will furnish, without charge, upon request, a separate copy of the Proxy Statement and Notice of Special Meeting of Shareholders to any shareholder at a shared address to which a single copy was delivered. Further, shareholders who share an address and are receiving multiple copies of the Proxy

Statement and Notice of Special Meeting of Shareholders may contact a Fund in order to receive a single copy of any future proxy statement or notice. Such requests should be directed to the attention of Broadridge Financial Solutions, Inc., on behalf of the Funds at: 51 Mercedes Way, Edgewood, NY 11717-8368, or call 1-877-826-0869 during its business hours: Monday through Friday 9:30 a.m. to 9:00 p.m. and Saturday 10:00 a.m. to 6:00 p.m. Eastern Time.

Shareholder Proposals. Neither the Trust nor the Funds are required to hold annual meetings of shareholders and do not currently intend to hold an annual meeting of shareholders in 2011. The Board will call a special meeting of shareholders of the Trust or Funds only if required under the 1940 Act or in their discretion or upon the written request of shareholders holding at least ten percent (10%) of the outstanding shares of the Trust entitled to vote at such meeting.

Any Fund shareholder who wishes to submit proposals to be considered at a special meeting of the Fund’s shareholders should send such proposals to the Company Secretary at: Two Greenwich Plaza, Third Floor, Greenwich, Connecticut 06830, Attention: Brendan R. Kalb, Secretary, referencing the name of the Fund. Any shareholder proposal intended to be presented at any future meeting of Fund shareholders must be received by the Fund at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement relating to such meeting. Moreover, inclusion of any such proposals is subject to limitations under the federal securities laws. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Communications with the Board. Shareholders of a Fund who wish to send communications to the Board or a specified Trustee should submit the communication in writing to the attention of the Trust Secretary at: Two Greenwich Plaza, Third Floor, Greenwich, Connecticut 06830, Attention: Brendan R. Kalb, Secretary, identifying the correspondence as intended for the Board or a specified Trustee.

Please vote promptly by signing and dating the enclosed proxy card, and if received by mail, returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or over the Internet.

By Order of the Board of Trustees.

BRENDAN R. KALB
Secretary AQR Funds

Dated: June 10, 2011

Exhibit A

AQR FUNDS

NOMINATING AND GOVERNANCE COMMITTEE CHARTER

Committee Membership

The Nominating and Governance Committee (“Committee”) shall be composed exclusively of members of the Board of Trustees (“Board”) of the AQR Funds (“Trust”) who would not be deemed “interested person[s]” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”)) of the Trust (“Independent Trustees”). Each series of the Trust is referred to herein as a Fund, and collectively the Funds.

Appointment of Committee Chairman

Once constituted, the Committee shall appoint one of its members to serve as the Chairman of the Committee (“Chairman”) to serve until such time that he or she resigns from such position, is no longer a member of the Committee or is removed by a majority vote of the members of the Committee or the Independent Trustees. The Committee shall promptly appoint a replacement to fill any vacancy in the position of Chairman.

Statement of Objectives

In connection with the consideration and nomination of candidates to the Board of Trustees, the Committee shall:

1.	consider and adopt policies and procedures with respect to the activities and responsibilities of the Committee;

2.	consider and nominate to the Board candidates for membership on the Board; and

3.	oversee the composition of the Board and any constituent committees of the Board.

In addition, the Committee’s objectives include providing a forum for the Independent Trustees to:

1.	review and assess the adequacy of the Board’s ongoing adherence to industry corporate governance best practices and make recommendations as to any appropriate changes;

2.	review and make recommendations to the Board regarding Trustee compensation and expense reimbursement policies;

3.	undertake periodically to coordinate and facilitate evaluations of the Board and recommend improvements, as appropriate; and

4.	meet with the Funds’ management to review reports and other information concerning the status of the Funds’ operations, procedures, and processes.

Board Nominations

In the event of any vacancies on or additions to the Board, the Committee shall be responsible for the following:

1.	identifying and evaluating potential candidates to fill any such vacancy on the Board;

2.	selecting from among the potential candidates a nominee to be presented to the full Board for its consideration; and

3.	recommending to the Board a nominee to fill any such vacancy.

When seeking suggestions for nominees to serve as Independent Trustees, the Committee may consider suggestions from anyone it deems appropriate. When seeking to fill a position on the Board previously held by an interested trustee, the Committee will consider the views and recommendation of the Adviser. The Committee will not normally consider Trustee nominations submitted by shareholders.

Minimum Qualifications of Nominees

1.	To qualify as a nominee for the Board, individuals, at the time of nomination, should:

(a)	have substantial expertise, work experience or relationships that would contribute to the overall effectiveness of the Board, including in overseeing the Funds and protecting the interests of the Funds’ shareholders;

(b)	have a degree from an accredited university or college in the United States or the equivalent degree from an equivalent institution of higher learning in another country or a certification as a public accountant;

(c)	have no criminal convictions (other than traffic violations) or felony or misdemeanor convictions involving the purchase or sale of a security;

(d)	not have been the subject of any order, judgment or decree (which was not subsequently reversed, suspended or vacated) of any federal or state authority finding that the individual violated or is in violation of any federal or state securities laws; and

(e)	not cause the Funds, as determined by the Committee in consultation with counsel to the Independent Trustees, to be in violation of or not in compliance with:

(i)	any applicable law, regulation or regulatory interpretation,

(ii)	the applicable Fund’s organizational documents, or

(iii)	any general policy adopted by the Board regarding either the mandatory retirement age of any Board member or the percentage of the Board that is to be comprised of Independent Trustees.

Evaluation of Independence

The Committee shall evaluate the qualifications of candidates, and, in the case of candidates for Independent Trustees positions, their independence from any investment adviser or other principal service provider to the Funds. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair the independence of a prospective Independent Trustee (e.g., business, financial or family relationships with an investment adviser or other service provider to a Fund).

Additional Qualifications

In assessing the qualifications of a potential candidate for membership on the Board as an Independent Trustee, the Committee may consider the candidate’s potential contribution in terms of experience and background to the operation of the Board and its committees; the candidate’s other commitments and the impact such commitments may have to his/her service to a Fund; whether the Independent Trustee could qualify as an “audit committee financial expert” (“ACFE”) and any such other factors as it may deem relevant. All equally qualified candidates will be treated equally in consideration by the Committee.

Means of Evaluating Candidates

1.	In evaluating a nominee candidate, the Committee may interview the nominee candidate and any references offered by the nominee candidate, and may use such other legal means as it deems helpful and appropriate. The Committee may also engage one or more third parties to conduct reference and background inquiries on nominee candidates. The Committee may also consult with the interested Trustees of the Trust and such other persons as the Committee deems appropriate.

2.	Each nominee candidate will be asked to complete an eligibility questionnaire that requests such information as may be necessary to determine the individual’s eligibility to serve as a Trustee, his or her status as an “interested person” of the Funds, and his or her relationship with the Funds and the Funds’ service providers, and any other facts that may be required to be disclosed in filing to be made with the Securities and Exchange Commission.

Corporate Governance

In addition to the Committee’s responsibilities related to the composition of the Board and the Board nomination process discussed herein, the Committee periodically shall:

1.	review, discuss, and make recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Trust and overseeing the management of the Funds. These may include, but are not limited to, issues relating to:

a.	Activities of members of the Board, including

i.	guidelines relating to ownership of shares of the Funds by members of the Board;

ii.	continuing education requirements for members of the Board;

iii.	activities that may create the appearance of a conflict of interest for the Independent Trustees; and

iv.	identification of best practices for members of the Board.

b.	Meetings of the Board, including:

i.	frequency of meetings of the Board; and

ii.	Board meeting attendance policies.

c.	Role of the Independent Trustees, including:

i.	the ability of the Independent Trustees to request and obtain certain information from management of the Funds, the investment adviser(s) of the Funds and other service providers for the Funds; and

ii.	limitations on the ability of the Independent Trustees to take actions on behalf of the Board or to function in a manner that is independent of the full Board or the investment advisers.

d.	Setting of compensation for the Independent Trustees for:

i.	services as members of the Board; and

ii.	activities as chairpersons and members of each committee of the Board.

e.	Relationship between the Board and management, including:

i.	oversight of and communication with management; and

ii.	coordination with management to ensure that management has developed an appropriate plan to deal with succession and potential crisis management situations.

2.	consider and oversee the selection and retention of independent legal counsel to the Independent Trustees in accordance with Rule 0-1(a)(6) under the 1940 Act. In making such selection, the Committee will examine and monitor such legal counsel’s client relationships in order to ascertain legal counsel’s continued independence.

3.	nominate members of committees of the Board and periodically shall review committee assignments. The Committee shall make recommendations to the Board concerning the responsibilities or establishment of Board committees.

4.	review shareholder correspondence to the Board periodically and determine how to respond. Shareholders wishing to send communications to any of the Board or specific members of the Board will be directed to submit communications only in written form. All such shareholder communications should be sent to the attention of the Trust’s Secretary at the offices of the Trust, Two Greenwich Plaza, 3rd Floor, Greenwich, CT 06830, in the first instance. The Trust’s Secretary will maintain a copy of any such communication and promptly forward each such communication to the Committee no less frequently than monthly. Other Board members will receive, no less frequently than quarterly, a summary of all shareholders communications received during the prior quarter, which summary shall specifically identify the substance of all such communications.

5.	review issues related to the succession of officers of the Trust as deemed necessary by the Committee.

In carrying out these responsibilities, the Committee shall consult with management of the Trust, the chief compliance officer of the Trust, counsel and other consultants, as appropriate, to discuss legal, regulatory and business issues that are affecting or are expected to affect the mutual fund industry and fund governance with a view to recommending changes to the Board’s and the Trust’s governance practices, as appropriate.

Other Powers and Responsibilities

1.	The Committee shall recommend to the Board appropriate action with respect to any matter within the scope of the Committee’s duties and responsibilities; The Committee shall periodically review the size and composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board. In the event of a resignation or other event that causes the Board not to have an ACFE, the Committee will seek to identify and evaluate nominee candidates and recommend a nominee to the Board who, if appointed to the Board, would qualify as an ACFE.

2.	The Committee shall meet as necessary in connection with any vacancy on or addition to the Board, and otherwise from time to time as it deems appropriate to perform its responsibilities.

3.	The Committee is authorized to consult with counsel to the Funds or to the Independent Trustees, as appropriate, concerning the requirements of the 1940 Act applicable to the selection and qualification of Independent Trustees and to retain at the Funds’ expense and receive the advice and assistance of such additional experts as it may deem necessary in connection with its work, it being the Board’s intention that the Committee have the resources and authority appropriate to discharge its responsibilities as set out in this Charter.

4.	The Committee will periodically review the provisions of this Charter and recommend to the Board any revisions or modifications to this Charter that the Committee deems necessary or appropriate to the effective exercise of its responsibilities.

Reporting

At each regular meeting of the Board following a Committee meeting, the Committee will report to the Board on its activities and its findings and recommendations, if any.

Meetings

A majority of the members of the Committee must be present in order to constitute a quorum for the transaction of the Committee’s business. The Committee will hold, whether in person or by telephone conference, such regular or special meetings, pursuant to such notice and call as it may determine in its discretion. The Committee may also act by written consent to action without a meeting, as permitted by the Funds’ organizational documents. The Committee will prepare minutes for each meeting, and such minutes will be provided to the Board and maintained in the records of the Funds.

Limitation of Responsibilities

The Committee performs its functions under this Charter on the basis of information provided or representations made to it by the Funds’ management, advisers or other service providers, or by legal counsel or other experts or consultants, without independent verification. Nothing in this Charter is intended to impose, or should be interpreted as imposing, on any member of the Committee any additional duties or responsibilities over and above those placed on the member in his or her capacity as a Trustee of the Funds under applicable federal and state law.

ADOPTED: NOVEMBER 25, 2008

Exhibit B

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of May 20, 2011, to AQR Capital Management, LLC’s knowledge, the following shareholders owned beneficially or of record 5% or more of a class of a Fund’s shares. The portfolio managers and Mr. Kabiller intend to vote in favor of each nominee. Given the large ownership of these individuals, their votes in favor of each nominee can affect the outcome of the votes.

Name and Address	Fund and Class	Percentage Ownership
Charles Schwab & Co Inc. ATTN: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4122	AQR Global Equity Fund – Class N	8.09%

Robert J. Krail Two Greenwich Plz, 3rd Floor Greenwich, CT 06830	AQR Global Equity Fund – Class N	8.41%

David G. Kabiller Two Greenwich Plz, 3rd Floor Greenwich, CT 06830	AQR Global Equity Fund – Class N	10.09%

National Financial Services LLC 200 Liberty Street One World Financial Center New York, NY 10281	AQR Global Equity Fund – Class N	11.56%

John M. Liew Two Greenwich Plz, 3rd Floor Greenwich, CT 06830	AQR Global Equity Fund – Class N	13.45%

Clifford S. Asness Two Greenwich Plz, 3rd Floor Greenwich, CT 06830	AQR Global Equity Fund – Class N	35.32%

Pershing LLC P.O Box 2052 Jersey City, NJ 07303	AQR Global Equity Fund – Class I	54.63%

John M. Liew Two Greenwich Plz, 3rd Floor Greenwich, CT 06830	AQR Global Equity Fund – Class I	5.50%

Clifford S. Asness Two Greenwich Plz, 3rd Floor Greenwich, CT 06830	AQR Global Equity Fund – Class I	14.43%

E*TRADE P.O. Box 484 Jersey City, NJ 07303-0484	AQR Global Equity Fund – Class I	17.10%

S CA Edison Co Retirement Plan Trust 2244 Walnut Grove Ave Rosemead, CA 91770	AQR Global Equity Fund – Class Y	19.76%

Trustees of CSC Computer Sciences c/o CSC Royal Pavilion Wellesley Road Aldershot, Hampshire GU11 1PZ, England	AQR Global Equity Fund – Class Y	24.27%

Name and Address	Fund and Class	Percentage Ownership
PG&E Corp Retirement Master Trust One Market Street, Spear Tower San Francisco, CA 94105	AQR Global Equity Fund – Class Y	49.48%

Robert J. Krail Two Greenwich Plz, 3rd Floor Greenwich, CT 06830	AQR International Equity Fund – Class N	9.47%

David G. Kabiller Two Greenwich Plz, 3rd Floor Greenwich, CT 06830	AQR International Equity Fund – Class N	11.36%

John M. Liew Two Greenwich Plz, 3rd Floor Greenwich, CT 06830	AQR International Equity Fund – Class N	15.15%

National Financial Services LLC 200 Liberty Street One World Financial Center New York, NY 10281	AQR International Equity Fund – Class N	15.48%

Clifford S. Asness Two Greenwich Plz, 3rd Floor Greenwich, CT 06830	AQR International Equity Fund – Class N	39.77%

NFS Gift Annuity Pool 1515 N Madison Ave Anderson IN 46011-3453	AQR International Equity Fund – Class I	14.60%

Dingle & Co PO Box 75000 M/C #3446 Detroit, MI...	AQR International Equity Fund – Class I	20.20%

Charles Schwab & Co Inc. ATTN: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4122	AQR International Equity Fund – Class I	45.74%

Retirement Plan For Employees of Avista Corp. 1411 E. Mission Ave Spokane, WA 99220	AQR International Equity Fund – Class Y	5.34%

Sauer-Danfoss Consolidated Retirement 2800 E. 13th Street Ames, IA 50010	AQR International Equity Fund – Class Y	6.80%

Sonoco Pension Plan 1 North Second Street Hartsville, SC 29550	AQR International Equity Fund – Class Y	17.91%

US Bank PO BOX 1787 Milwaukee, WI 53201	AQR International Equity Fund – Class Y	20.08%

MAC & CO PO BOX 3198 525 William Penn Place Pittsburgh, PA 15230-3198	AQR International Equity Fund – Class Y	45.16%

TD Ameritrade Inc. PO BOX 2226 Omaha, NE 68103-2226	AQR Diversified Arbitrage – Class N	8.88%

Name and Address	Fund and Class	Percentage Ownership
Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998	AQR Diversified Arbitrage – Class N	12.75%

Genworth Financial Trust Company 3200 N Central Ave, 7th Floor Phoenix, AZ 85012	AQR Diversified Arbitrage – Class N	18.47%

National Financial Services LLC 200 Liberty Street One World Financial Center New York, NY 10281	AQR Diversified Arbitrage – Class N	20.73%

Charles Schwab & Co Inc. ATTN: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4122	AQR Diversified Arbitrage – Class N	24.54%

LPL Financial 9785 Towne Centre Drive San Diego CA 92121 1968	AQR Diversified Arbitrage – Class I	9.39%

Charles Schwab & Co Inc. ATTN: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4122	AQR Diversified Arbitrage – Class I	31.42%

National Financial Services LLC 200 Liberty Street One World Financial Center New York, NY 10281	AQR Diversified Arbitrage – Class I	38.46%

Charles Schwab & Co Inc. ATTN: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4122	AQR Managed Futures Strategy – Class N	13.87%

National Financial Services LLC 200 Liberty Street One World Financial Center New York, NY 10281	AQR Managed Futures Strategy – Class N	23.48%

Genworth Financial Trust Company 3200 N Central Ave, 7th Floor Phoenix, AZ 85012	AQR Managed Futures Strategy – Class N	41.08%

National Financial Services LLC 200 Liberty Street One World Financial Center New York, NY 10281	AQR Managed Futures Strategy – Class I	29.85%

Charles Schwab & Co Inc. ATTN: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4122	AQR Managed Futures Strategy – Class I	48.01%

Fifth Third Bank 275 Hartz Way Secaucus, NJ 07094	AQR Risk Parity Fund – Class N	50.34%

Charles Schwab & Co Inc. ATTN: Mutual Funds 101 Montgomery St.

Name and Address	Fund and Class	Percentage Ownership
San Francisco, CA 94104-4122	AQR Risk Parity Fund – Class N	10.95%

National Financial Services LLC 200 Liberty Street One World Financial Center New York, NY 10281	AQR Risk Parity Fund – Class N	15.06%

National Financial Services LLC 200 Liberty Street One World Financial Center New York, NY 10281	AQR Risk Parity Fund – Class I	43.79%

Charles Schwab & Co Inc. ATTN: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4122	AQR Risk Parity Fund – Class I	46.64%

National Financial Services LLC 200 Liberty Street One World Financial Center New York, NY 10281	AQR Momentum Fund – Class L	9.11%

TD Ameritrade Inc. PO BOX 2226 Omaha, NE 68103-2226	AQR Momentum Fund – Class L	9.92%

Charles Schwab & Co Inc. ATTN: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4122	AQR Momentum Fund – Class L	57.52%

Pershing LLC PO BOX 2052 Jersey City, NJ07303-9998	AQR Momentum Fund –Class L	19.39%

TD Ameritrade Inc PO Box 2226 Omaha, NE 68103-226	AQR Small Cap Momentum Fund – Class L	12.55%

National Financial Services LLC 200 Liberty Street One World Financial Center New York, NY 10281	AQR Small Cap Momentum Fund – Class L	15.14%

Charles Schwab & Co Inc. ATTN: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4122	AQR Small Cap Momentum Fund – Class L	68.30%

National Financial Services LLC 200 Liberty Street One World Financial Center New York, NY 10281	AQR International Momentum Fund –Class L	6.23%

TD Ameritrade Inc. PO BOX 2226 Omaha, NE 68103-2226	AQR International Momentum Fund –Class L	13.23%

Name and Address	Fund and Class	Percentage Ownership
Charles Schwab & Co Inc. ATTN: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4122	AQR International Momentum Fund –Class L	76.46%

Exhibit C

OFFICERS AND DIRECTORS OF AQR CAPITAL MANAGEMENT, LLC AND CNH PARTNERS, LLC

The names and principal occupation of officers and directors of AQR Capital Management, LLC are set forth below. The address for each of the individuals listed below is Two Greenwich Plaza, Third Floor, Greenwich, Connecticut 06830.

Name	Principal Occupation	Position(s) with the Trust, if any
Clifford S. Asness, Ph.D.	Founding and Managing Principal	None
David G. Kabiller, CFA	Founding Principal	Trustee
Robert J. Krail*	Founding Principal	None
John M. Liew, Ph.D.	Founding Principal	None
Brian Hurst	Principal	None
Jacques Friedman	Principal	None
Oktay Kurbanov	Principal	None
Bradley Asness	Principal and Chief Legal Officer	Vice President and Chief Legal Officer
Ronen Israel	Principal	None
Lars Nielsen	Principal	None
Gregor Andrade, Ph.D.	Principal	None
Stephen Mellas	Principal	None
Michael Mendelson	Principal	None
Lasse H. Pedersen, Ph.D.	Principal	None
John Howard	Principal and Chief Operating Officer	None
Jeremy Getson	Principal	None
Abdon Bolivar	Chief Compliance Officer	Chief Compliance Officer
Brendan Kalb	General Counsel	Executive Vice President and Secretary

*	as of August 1, 2009 on medical leave.

The names and principal occupation of officers and directors of CNH Partners, LLC are set forth below. The address for each of the individuals listed below is Two Greenwich Plaza, First Floor, Greenwich, Connecticut 06830.

Name	Principal Occupation	Position(s) with the Trust, if any
Mark Mitchell, Ph.D.	Principal	None
Todd Pulvino, Ph.D.	Principal	None

C-1

Exhibit D

TRUSTEES AND OFFICERS OF AQR FUNDS

Certain information concerning the Trustees of the Trust, except for Mr. David G. Kabiller, and the Trust’s officers is set forth below. Information concerning Mr. Kabiller is set forth in the proposal section of the proxy statement. Each of the Trust’s officers is annually elected by the Board of Trustees to serve until his or her successor is duly elected and qualifies. The address for each of the individuals listed below is Two Greenwich Plaza, Third Floor, Greenwich, Connecticut 06830.

Name and Year of Birth	Current Position with the Trust, Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Present or Past Directorships Held by Trustee (during the past 5 years)

Disinterested Trustees[2]

Timothy K. Armour, 1948	Chairman of the Board since 2010 and Trustee, since 2008	Interim Chief Executive Officer of Janus Capital Group (2009 to 2010); Managing Director, Morningstar Inc. (2000 to 2008).	14	Janus Capital Group (since 2008); ETF Securities (since 2008); AARP Services, Inc. (since 2010)

Steven Grenadier, 1964	Trustee, since 2008	Professor of Finance, Stanford University (since 1992).	14	E*TRADE Funds (1999 to 2009); Nicholas Applegate Institutional Funds (2007-2010)

L. Joe Moravy, 1950	Trustee, since 2008	Managing Director, Finance Scholars Group (since 2010) (consulting firm); Managing Director, LJM Advisory (2008-2010) (consulting firm); Partner, Ernst & Young LLP (2002 to 2008).	14	N/A

Name and Year of Birth	Current Position with the Trust, Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers

Marco Hanig, 1958	Chief Executive Officer, since 2009; President, since 2008	Vice President, AQR Capital Management, LLC (since 2008); prior thereto, Principal, William Blair & Company, L.L.C. (1999 to 2007).

Abdon Bolivar, 1965	Chief Compliance Officer, since 2008	Chief Compliance Officer, AQR Capital Management, LLC (since 2002)

D-1

Nir Messafi, 1975	Chief Financial Officer, since 2010; Vice President since 2009; Treasurer from 2009 to 2010	Vice President, AQR Capital Management, LLC (since 2003).

Aaron Masek, 1974	Vice President and Treasurer, since 2010	Vice President, AQR Capital Management, LLC (since 2010); prior thereto Audit Manager, Cohen Fund Audit Services, Ltd. (2008 to 2009); prior thereto Senior Vice President, Citi Fund Services Ohio, Inc. (1996 to 2008).

Bradley Asness, 1969	Vice President and Chief Legal Officer, since 2009	Principal and Chief Legal Officer, AQR Capital Management, LLC (since 1998).

Brendan R. Kalb, 1975	Executive Vice President, since 2009; Secretary, since 2008	General Counsel, AQR Capital Management, LLC (since 2004).

Nicole DonVito, 1979	Vice President, since 2009	Vice President, AQR Capital Management, LLC (since 2007), prior thereto, Associate, Schulte Roth & Zabel LLP (2006 to 2007); prior thereto, Associate Dewey & LeBoeuf LLP (2004 to 2006).

Michael Kalansky, 1979	Assistant Treasurer	Associate, AQR Capital Management, LLC (since 2010); prior thereto Senior Accountant, KBC Financial Products (2008 to 2009); prior thereto Manager of Accounting, Citi Property Investors (2005 to 2008).

(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or removal as provided in the Trust’s Declaration of Trust.
(2)	A Disinterested Trustee is any Trustee that is not an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

D-2

Exhibit E

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm, audited the financial statements of each Fund for the fiscal year ended December 31, 2010. At a meeting held on December 9, 2010, the Board of Trustees approved by the vote, cast in person, of all of the Trustees, including all of the Disinterested Trustees, the selection of PwC to audit the financial statements of each Fund for the fiscal year ending December 31, 2011. PwC has audited the financial statements of each Fund for its last two fiscal years, and has represented that it does not have any direct financial interest or any material indirect financial interest in the Funds. Representatives of PwC are not expected to attend the Meeting but will be available by phone and will have the opportunity to make a statement and respond to appropriate questions from shareholders.

Independent Registered Public Accounting Firm’s Fees

The following table sets forth the aggregate fees billed by PwC for the last two fiscal years for professional services rendered for: (i) the audit of each of the Fund’s annual financial statements included in the Fund’s annual report to shareholders; (ii) assurance and related services that are reasonably related to the performance of the audit of each of the Fund’s financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, and consent letters; (iii) tax compliance, tax advice and tax return preparation, which includes an annual distribution review; and (iv) aggregate non-audit services provided to the Funds, the Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Service Affiliates”), which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70. No other services were provided to the Funds during this period.

	Year	Audit Fee	Audit Related Fees	Tax Fees	All Other Fees for Services Provided to the Fund
AQR Diversified Arbitrage Fund	2009	$35,000	$—	$8,500	—
	2010	$52,000	$4,286	$9,250	—
AQR Global Equity Fund	2009	NA	NA	NA	NA
	2010	$42,000	$29,286	$8,925	—
AQR International Equity Fund	2009	$35,000	$—	$8,500	—
	2010	$42,000	$4,286	$8,925	—
AQR International Momentum Fund	2009	$35,000	$—	$8,500	—
	2010	$32,000	$4,286	$8,925	—
AQR Managed Futures Strategy Fund	2009	NA	NA	NA	NA
	2010	$42,000	$4,286	$10,725	—
AQR Momentum Fund	2009	$35,000	$—	$8,500	—
	2010	$27,000	$4,285	$8,500	—
AQR Risk Parity Fund	2009	NA	NA	NA	NA
	2010	$47,000	$—	$9,250	—
AQR Small Cap Momentum Fund	2009	$35,000	$—	$8,500	—
	2010	$27,000	$4,285	$8,500	—

E-1

All fees for non-audit services provided to the Funds and the Adviser for fiscal years ended 2009 and 2010, totaled $665,500 and $691,773, respectively.

The Company’s Audit Committee’s policies and procedures require the pre-approval of all audit and non-audit services provided to the Funds by the Funds’ independent registered public accounting firm. The Funds’ Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Funds. All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table are for services pre-approved by the Audit Committee.

The Audit Committee has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Funds’ independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the independent registered public accounting firm’s independence.

E-2

AQR FUNDS

AQR DIVERSIFIED ARBITRAGE FUND

AQR GLOBAL EQUITY FUND

AQR INTERNATIONAL EQUITY FUND

AQR INTERNATIONAL MOMENTUM FUND

AQR MANAGED FUTURES STRATEGY FUND

AQR MOMENTUM FUND

AQR RISK PARITY FUND

AQR SMALL CAP MOMENTUM FUND

Two Greenwich Plaza, Third Floor

Greenwich, CT 06830

1-866-290-2688

PROXY

This proxy is solicited on behalf of the Board of Trustees.

The undersigned shareholder of either the AQR Diversified Arbitrage Fund, AQR Global Equity Fund, AQR International Equity Fund, AQR International Momentum Fund, AQR Managed Futures Strategy Fund, AQR Momentum Fund, AQR Risk Parity Fund and AQR Small Cap Momentum Fund (each, a “Fund,” and together, the “Funds”), each a series of the AQR Funds (the “Trust”), a Delaware statutory trust, hereby appoints Brendan Kalb and Nicole DonVito, or either of them, as proxies for the undersigned, each with the power to appoint his or her substitute, and hereby authorizes each of them to attend the special meeting of the shareholders of the Funds to be held at the offices of AQR Capital Management, LLC, Two Greenwich Plaza, 3rd Floor, Greenwich, Connecticut on Monday, August 1, 2011, at 9:00 a.m. (Eastern time), and any adjournment or postponement thereof (the “Meeting”), to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Meeting and otherwise to represent the undersigned at the Meeting with all powers possessed by the undersigned if personally present at the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Meeting and the accompanying Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Meeting.

The votes entitled to be cast by the undersigned will be cast in the manner directed herein by the undersigned shareholder. If no direction is made, the votes entitled to be cast by the undersigned will be cast “FOR” each nominee.

By signing and dating the reverse side of this card, you authorize the proxies to cast all votes you are entitled to cast at the Meeting as marked, or if not marked, to vote “FOR” each nominee, and to use their discretion to vote for any procedural matter relating to the proposal as may properly come before the Meeting or any adjournment or postponement thereof. If you do not intend to personally attend the Meeting, please complete and return this card at once in the enclosed envelope.

(Continued and to be signed on the reverse side)

1

Please mark boxes |—| or |X| in blue or black ink.

1.	TO ELECT THE NOMINEES FOR TRUSTEE	FOR	AGAINST	ABSTAIN

	William L. Atwell	☐	☐	☐
	Gregg D. Behrens	☐	☐	☐
	David G. Kabiller	☐	☐	☐
	Brian S. Posner	☐	☐	☐

Please sign exactly as name appears on the records of your Fund and date. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated: , 2011

X
Signature

X
Signature, if held jointly

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

2